Income taxes	9 Months Ended
Sep. 30, 2026
Income taxes [Abstract]
Income taxes	Income taxes
For tax reporting purposes, the Company consolidates its entities under GLOBALFOUNDRIES Inc., a Cayman Islands entity. As a Cayman Islands entity, the Company’s domestic statutory income tax rate is 0.0%. The difference between the Company’s domestic statutory income tax rate and its effective income tax rate reflected in income tax benefit or income tax expense is primarily due to the effect of tax rates and permanent differences in other jurisdictions in which the Company operates. Applicable to tax years beginning in 2025, the Company's effective tax rate is not currently materially impacted by Pillar Two minimum top-up taxes but may be in the future.
The effective tax rate was (35.0)% and (12.7)% for the three months ended September 30, 2026 and 2025, respectively, and was 99.4% and (8.0)% for the nine months ended September 30, 2026 and 2025, respectively. The decrease in the effective tax rate for the three months ended September 30, 2026 compared with the prior-year period was primarily attributable to the equity issuance to the USG, which contributed to the pre-tax loss without a corresponding tax benefit, and tax expense related to exchange rate changes affecting the tax basis of certain non-monetary assets in Germany.
The increase in the effective tax rate for the nine months ended September 30, 2026 compared with the prior-year period primarily reflected the equity issuance to the USG, which reduced pre-tax income without a corresponding tax benefit, tax expense related to exchange rate changes affecting the tax basis of certain non-monetary assets in Germany, and the absence of a prior-year tax benefit related to the recognition of net deferred tax assets in Germany.